Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating expenses
Research and development	$ 25,421	$ 15,883
General and administrative	11,412	4,800
Total operating expenses	36,833	20,683
Loss from operations	(36,833)	(20,683)
Change in fair value of earnout liability	9,277
Change in fair value of derivative liability	(3,501)	(10,875)
Change in fair value of common stock warrant liability	500
Other expense, net	(80)	(111)
Total other income (expense), net	6,196	(10,986)
Net loss and comprehensive loss	$ (30,637)	$ (31,669)
Net loss per share attributable to common stockholders, basic and diluted (in Dollars per share)	$ (2.69)	$ (5.17)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted (in Shares)	11,393,753	6,125,897